                                                                    Exhibit 99.1


                           Laurel Capital Group, Inc.
                               2724 Harts Run Road
                           Allison Park, PA 15101-1437

                             P R E S S   R E L E A S E
                             -------------------------


Release Date:                                   For Further Information:
------------                                    ------------------------

August 31, 2004                                 Edwin R. Maus, President/CEO
                                                412-487-7404 ext. 303
                                                email - ermaus@laurelsb.com
                                                        -------------------
                                                        or
                                                John A. Howard, Jr.,
                                                Sr. Vice-President/CFO
                                                412-487-7404 ext. 311
                                                email - jhoward@laurelsb.com
                                                        --------------------


                         LAUREL CAPITAL GROUP ANNOUNCES
             EARNINGS FOR THE YEAR AND FOURTH QUARTER OF FISCAL 2004

ALLISON PARK, PA - August 31, 2004 - Laurel Capital Group, Inc. (NASDAQ: LARL) today reported net income for the fiscal year ended June 30, 2004 of $1.7 million or $.85 per diluted share compared to net income of $2.5 million or $1.28 per diluted share for the year ended June 30, 2003. The $847,000 or 33.4% decrease in net income for the year reflects the effect of a decrease in net interest income combined with higher operating expenses, partially offset by an increase in other operating income and a decrease in income tax expense. The increase in other operating income consisted primarily of income from the Bank's investment in Bank Owned Life Insurance and an increase in service fees collected. The increase in operating expenses was primarily attributed to expenses incurred from the operation of two additional branch offices and the amortization of the core deposit intangible, which were both obtained as part of the acquisition of SFSB Holding Company on March 28, 2003, increasing the number of full-service offices to eight.

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




For fiscal 2004, the Company's return on average assets (ROA) was .55% and return on average stockholders' equity was 6.19% compared to .89% and 9.32%, respectively, for fiscal 2003.

Laurel Capital Group, Inc. also reported net income for the quarter ended June 30, 2004 of $431,000 or $.22 per diluted share compared to $556,000 or $.28 per diluted share for the quarter ended June 30, 2003. The 22.5% decrease in net income was primarily attributable to a decrease in net interest income, which was partially offset by an increase in other income and a decrease in other operating and income tax expenses.

Non-performing assets, which consist of loans delinquent 90 days and over, increased $1.2 million to $2.2 million or .72% of total assets at June 30, 2004 compared to $956,000 or .30% of total assets at June 30, 2003. The increase in non-performing loans was primarily due to three commercial loans having an average balance of $239,000 and two single-family loans having an average balance of $227,000 becoming non-performing. Management does not believe that the current level of non-performing loans pose a material risk to the Company.

In commenting on the Company's performance, Edwin R. Maus, President and Chief Executive Officer, stated that "The challenging interest rate and economic environment continues to inhibit the Company's operations and ability to generate earnings growth in a conservative manner. Notwithstanding these challenges, we believe we are positioned to take advantage of changes in these environments as they occur."

At June 30, 2004, Laurel Capital Group, Inc. had total assets of $299.4 million, loans receivable, net of $173.3 million and total deposits of $246.2 million. Additionally, stockholders' equity amounted to $27.1 million or $14.06 per share compared to $27.7 million or $14.71 per share at June 30, 2003.

Laurel Capital Group, Inc., headquartered in Allison Park, PA, is the holding company for Laurel Savings Bank. Laurel Savings Bank is a 117-year-old, Pennsylvania-chartered, FDIC-insured

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

savings bank with eight full-service offices located in Allegheny and Butler counties offering a wide variety of financial services and products to customers throughout the Pittsburgh metropolitan area.

The Company's filings with the Securities and Exchange Commission are available electronically on the Internet and can be found at www.sec.gov/edgar/searchedgar/webusers.htm.

This news release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors. Such factors include, but are not limited to, changes in interest rates which could affect net interest margins and net interest income, the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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
[LOGO]   LAUREL CAPITAL GROUP, INC.                                 Page 1 of 2
         SELECTED CONSOLIDATED FINANCIAL DATA
         JUNE 30, 2004

                                                                                                    FISCAL 2004
                                               -------------------------------    -------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)      AT OR FOR THE YEAR ENDED:               AT OR FOR THE THREE MONTHS ENDED:
                                               -------------------------------    -------------------------------------------------
(UNAUDITED)                                             JUNE 30,     JUNE 30,     JUNE 30,   MARCH 31,  DECEMBER 31,  SEPTEMBER 30,
                                                            2004         2003         2004        2004         2003           2003
                                               ------------------  -----------   ----------  ----------   ----------  -------------
EARNINGS
--------
Interest Income                                          $13,066      $15,197       $3,115      $3,316       $3,168         $3,467
Interest Expense                                           6,130        7,651        1,427       1,471        1,532          1,700
                                               ------------------  -----------   ----------  ----------   ----------  -------------
   Net Interest Income Before Provision for
      Loan Losses                                          6,936        7,546        1,688       1,845        1,636          1,767
Provision for Loan Losses                                     12           12            3           3            3              3
                                               ------------------  -----------   ----------  ----------   ----------  -------------
   Net Interest Income after Provision for
      Loan Losses                                          6,924        7,534        1,685       1,842        1,633          1,764
Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                        35            4            0          22           13              0
Gain on Sale of Loans Held for Sale                           14           11            7           0            1              6
Other Income                                               1,460          909          363         339          344            414
Operating Expenses                                         6,150        4,799        1,480       1,577        1,583          1,510
                                               ------------------  -----------   ----------  ----------   ----------  -------------
Income before Income Taxes                                 2,283        3,659          575         626          408            674
Provision for Income Taxes                                   596        1,125          144         193           55            204
                                               ------------------  -----------   ----------  ----------   ----------  -------------
Net Income                                                $1,687       $2,534         $431        $433         $353           $470
                                               ==================  ===========   ==========  ==========   ==========  =============

PROFITABILITY RATIOS (ANNUALIZED WHERE APPLICABLE)
--------------------------------------------------
Return on Average Assets                                   0.55%        0.89%        0.57%       0.57%        0.46%          0.60%
Return on Average Stockholders' Equity                     6.19%        9.32%        6.34%       6.32%        5.20%          6.85%
Yield on Interest-Earning Assets                           4.51%        5.51%        4.37%       4.65%        4.40%          4.64%
Cost of Interest-Bearing Liabilities                       2.36%        3.18%        2.28%       2.32%        2.37%          2.48%
Average Interest Rate Spread                               2.15%        2.33%        2.09%       2.33%        2.03%          2.16%
Net Interest Margin                                        2.39%        2.74%        2.36%       2.59%        2.27%          2.36%
Operating Expenses to Average Assets                       2.01%        1.68%        1.96%       2.09%        2.08%          2.53%
Efficiency Ratio (1)                                      73.53%       56.38%       72.94%      72.59%       79.86%         69.23%

PER COMMON SHARE DATA
---------------------
Shares Outstanding (at period end)                     1,928,604    1,882,231    1,928,604   1,925,228    1,879,354      1,885,410
Average Shares Outstanding-Basic                       1,897,091    1,880,815    1,922,740   1,904,878    1,879,262      1,883,871
Average Shares Outstanding-Diluted                     1,985,116    1,981,934    1,985,426   1,992,913    1,974,863      1,985,873
Earnings Per Share -Basic                                  $0.89        $1.35        $0.22       $0.23        $0.19          $0.25
Earnings Per Share -Diluted                                $0.85        $1.28        $0.22       $0.22        $0.18          $0.24
Cash Dividends Paid                                        $0.80        $0.76        $0.20       $0.20        $0.20          $0.20
Book Value (period end)                                   $14.06       $14.71       $14.06      $14.29       $14.42         $14.59
Market Value (period end closing sales price)            $21.150      $21.240      $21.150     $23.740      $24.750        $20.690



                                                              FISCAL 2003
                                                  ----------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)      AT OR FOR THE THREE MONTHS ENDED:
                                                  ----------------------------------
(UNAUDITED)                                             JUNE 30,          MARCH 31,
                                                            2003               2003
                                                  ---------------   ----------------
EARNINGS
--------
Interest Income                                           $3,884             $3,564
Interest Expense                                           1,818              1,776
                                                  ---------------   ----------------
   Net Interest Income Before Provision for
      Loan Losses                                          2,066              1,788
Provision for Loan Losses                                      3                  3
                                                  ---------------   ----------------
   Net Interest Income after Provision for
      Loan Losses                                          2,063              1,785
Net Gain on Sale of Investment and Mortgage-
     Backed Securities                                         0                  0
Gain on Sale of Loans Held for Sale                            4                  0
Other Income                                                 267                203
Operating Expenses                                         1,541              1,183
                                                  ---------------   ----------------
Income before Income Taxes                                   793                805
Provision for Income Taxes                                   237                238
                                                  ---------------   ----------------
Net Income                                                  $556               $567
                                                  ===============   ================

PROFITABILITY RATIOS (ANNUALIZED WHERE APPLICAB
-----------------------------------------------
Return on Average Assets                                   0.72%              0.83%
Return on Average Stockholders' Equity                     8.04%              8.29%
Yield on Interest-Earning Assets                           5.11%              5.47%
Cost of Interest-Bearing Liabilities                       2.71%              3.16%
Average Interest Rate Spread                               2.40%              2.31%
Net Interest Margin                                        2.72%              2.72%
Operating Expenses to Average Assets                       1.99%              1.73%
Efficiency Ratio (1)                                      65.20%             59.37%

PER COMMON SHARE DATA
---------------------
Shares Outstanding (at period end)                     1,882,231          1,882,664
Average Shares Outstanding-Basic                       1,881,398          1,881,271
Average Shares Outstanding-Diluted                     1,978,759          1,976,353
Earnings Per Share -Basic                                  $0.30              $0.30
Earnings Per Share -Diluted                                $0.28              $0.29
Cash Dividends Paid                                        $0.19              $0.19
Book Value (period end)                                   $14.71             $14.55
Market Value (period end closing sales price)            $21.240            $19.010

(1) Total operating expenses (excluding net income or (loss) on other real estate owned) divided by total operating income (excluding gains on sale of assets available for sale). Gains and losses on the sales of assets available for sale are excluded since they are generally considered by the Company's management to be non-recurring in nature. Similarly, net income or loss on other real estate owned is excluded since it is generally considered by the Company's management to be non-recuring in nature. The efficiency ratio is not a financial measurement required by Generally Accepted Accounting Principles in the United States of America. However, the Company believes such information is useful to investors in evaluating the Company's operation.

As a result of rounding, the sum of quarterly amounts may not equal the year-to-date amounts.

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
[LOGO]   LAUREL CAPITAL GROUP, INC.                                PAGE 2 OF 2
         SELECTED CONSOLIDATED FINANCIAL DATA
         JUNE 30, 2004

(DOLLARS IN THOUSANDS)                                                             FISCAL 2004
                                                  ---------------------------------------------------------------------------------
(UNAUDITED)                                               JUNE 30,            MARCH 31,          DECEMBER 31,        SEPTEMBER 30,
                                                              2004                 2004                  2003                 2003
                                                  -----------------   ------------------   -------------------    -----------------

BALANCE SHEET DATA (AS OF)
--------------------------
Total Assets                                              $299,375             $301,251              $302,725             $307,278

Mortgage Loans                                             133,920              127,900               118,205              114,799
Commercial and Other Loans                                   1,475                2,269                 2,254                3,012
Consumer Loans                                              37,896               38,247                39,551               40,172
                                                  -----------------   ------------------   -------------------    -----------------
   Total Loans Receivable, Net                             173,291              168,416               160,010              157,983

Cash and Investment Securities                              87,554               99,038               113,575              120,175
Mortgage-Backed Securities                                  21,024               15,452                10,640               10,397
Savings Deposits                                           246,179              247,677               248,803              251,236
FHLB Advances                                               21,609               21,610                21,612               24,632
Stockholders' Equity                                        27,125               27,519                27,145               27,509

ASSET QUALITY (AS OF)
---------------------
Non-Performing Loans                                        $2,156               $1,741                $1,595               $1,142
Non-Performing Assets                                        2,156                1,753                 1,608                1,157
Allowance for Loan Losses                                    2,032                2,017                 1,984                2,005
Net Loan Charge-Offs (Recoveries)                              (14)                  (5)                   28                    4
Non-Performing Loans to Total Loans, Net                     1.24%                1.03%                 1.00%                0.72%
Allowance for Loan Losses/
   Total Loans                                               1.17%                1.20%                 1.24%                1.27%
Allowance for Loan Losses/
   Non-Performing Loans                                     94.25%              115.85%               124.39%              175.57%
Net Loan Charge-Offs (Recoveries)/Avg Loans                0.0084%             -0.0030%               0.0170%              0.0023%

RATIOS (AS OF)
--------------
Dividend Payout Ratio                                       94.13%               95.24%                95.24%               83.33%
Average Equity to Average Assets                             8.89%                8.87%                 8.77%                8.68%
Core Capital - Tier I                                        7.76%                7.70%                 7.63%                7.22%
Risk-Based Capital -Tier I                                  15.65%               15.30%                15.39%               14.82%
Risk-Based Capital -Tier II                                 16.90%               16.60%                16.69%               16.08%
Leverage Multiple (2)                                       11.04x               10.95x                11.15x               11.17x

OTHER DATA (AS OF)
------------------
Shareholders of Record                                         383                  387                   393                  395
Number of Full-Service Banking Offices                           8                    8                     8                    8

(DOLLARS IN THOUSANDS)                                                               FISCAL 2003
                                                    -------------------------------------------------------------------------
(UNAUDITED)                                                 JUNE 30,          MARCH 31,      DECEMBER 31,      SEPTEMBER 30,
                                                                2003               2003              2002               2002
                                                    -----------------  ----------------- -----------------  -----------------

BALANCE SHEET DATA (AS OF)
--------------------------
Total Assets                                                $322,783           $316,755          $271,146           $276,414

Mortgage Loans                                               133,518            143,151           133,499            140,174
Commercial and Other Loans                                     3,012              1,052             1,904              2,030
Consumer Loans                                                44,672             42,968            35,074             34,900
                                                    -----------------  ----------------- -----------------  -----------------
   Total Loans Receivable, Net                               181,202            187,171           170,477            177,104

Cash and Investment Securities                               109,168             99,668            85,594             85,169
Mortgage-Backed Securities                                    13,505             16,031             9,927              9,612
Savings Deposits                                             265,580            259,388           218,761            224,092
FHLB Advances                                                 24,672             24,713            21,618             21,619
Stockholders' Equity                                          27,684             27,385            27,202             27,113

ASSET QUALITY (AS OF)
---------------------
Non-Performing Loans                                            $956               $953              $149               $275
Non-Performing Assets                                            956              1,083               304                404
Allowance for Loan Losses                                      2,006              2,014             1,794              1,791
Net Loan Charge-Offs (Recoveries)                                 18                  8                15                 15
Non-Performing Loans to Total Loans, Net                       0.53%              0.51%             0.09%              0.16%
Allowance for Loan Losses/
   Total Loans                                                 1.11%              1.08%             1.05%              1.01%
Allowance for Loan Losses/
   Non-Performing Loans                                      209.83%            211.33%          1204.03%            651.27%
Net Loan Charge-Offs (Recoveries)/Avg Loans                  0.0103%            0.0062%           0.0086%            0.0084%

RATIOS (AS OF)
--------------
Dividend Payout Ratio                                         59.38%             57.00%            53.52%             54.29%
Average Equity to Average Assets                               9.52%              9.82%             9.74%              9.63%
Core Capital - Tier I                                          7.51%              8.45%             9.57%              9.31%
Risk-Based Capital -Tier I                                    13.82%             11.65%            18.68%             17.73%
Risk-Based Capital -Tier II                                   15.04%             12.69%            19.98%             18.97%
Leverage Multiple (2)                                         11.66x             11.57x             9.97x             10.19x

OTHER DATA (AS OF)
------------------
Shareholders of Record                                           401                402               406                410
Number of Full-Service Banking Offices                             8                  8                 6                  6


(2)  Assets divided by stockholder equity.


                                      ####